                                                                   Exhibit 10.29


Exhibit 10.29     Typical Non-Exclusive Reseller Agreement

         This Non-Exclusive Reseller Agreement ("Agreement"), made and effective as of January 24, 2000, by and between View Systems, Inc., a Florida Corporation with an office at 9693 Gerwig Lane, Suite O, Columbia, Maryland 21046 ("View Systems") and O-Tech International, Ltd., a Virginia corporation whose principal place of business is at 6862 Elm Street, Suite 350, McLean, Virginia 22101 ("Reseller").

         View Systems desires to appoint Reseller and Reseller desires to accept appointment, as a Reseller of View Systems' products as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements promises set forth herein, the parties agree as follows:

         1. RIGHTS GRANTED. View Systems hereby grants to Reseller a non-exclusive right, on the terms and conditions contained below, to purchase, inventory, promote and resell "View Systems' Products" (as defined in the next paragraph) to end users. The sale of each of View Systems' Products to Reseller or transfer of its title for each purchased Product to Reseller shall not include a sale of, or a transfer of title to, the Licensed Product, as defined in the next paragraph. Use of this software or firmware shall be subject to a shrink-wrap license agreement between View Systems and the End User. Nothing herein shall prevent or prohibit View Systems from selling any of View Systems' Products directly to the following customers: View Systems National Accounts. Unless expressly agreed otherwise, Reseller shall not be permitted to sell View Systems' Products to other resellers or distributors under the terms of this Agreement.

         2. PRODUCTS. As used in this Agreement, the term "View Systems' Products" shall mean the products, related service parts and accessories Manufactured and/or sold by View Systems as defined in the Current Price list(s). "Licensed Product" shall mean collectively the Licensed Software and Licensed Documentation. Licensed Software shall mean the software provided by manufacturer with manufacturer's products, in object code form, in the form and content existing as of the date of this agreement. "Licensed Documentation" shall mean all documentation, other than the Licensed Software related to the Licensed Software. "End User" shall mean the owner or lessee of the View Systems' Products who purchases a license to use the Licensed Software as an end user.

         3. TERMS OF SALE. All sales of View Systems' Products to Reseller shall be made pursuant to this Agreement at a discount



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from View Systems, Inc. Domestic or International Price List (as applicable) in effect at the time of the order, at prices and terms as View Systems shall establish from time to time. In any instance where written proposals are outstanding from the Reseller, quoted prices and terms shall not change for ninety (90) days from the date of the Resellers proposal. View Systems shall deliver View Systems' Products to Reseller at Reseller's Principal place of business unless otherwise from time to time agreed by the parties hereto. Reseller shall promptly reimburse View Systems for all shipping and insurance costs incurred by View Systems in shipping and delivering View Systems' Products to Reseller. Risk of loss to View Systems' Products shall shift to Reseller upon delivery of View Systems' Products to Reseller. The shipper will be selected by View Systems unless Reseller requests a reasonable alternative. All orders are subject to acceptance by View Systems. Reseller shall examine all products promptly upon delivery and shall report in writing or by telex any damaged products to both View Systems and the carrier within 72 hours after delivery. Reseller shall be deemed to have accepted View Systems' Products on their delivery unless it gives such notice within this time.

         4. LICENSE. (a) View Systems hereby grants to the Reseller, and the Reseller hereby accepts, a personal, nonexclusive and nontransferable license to market, demonstrate and distribute, during the term hereof the Licensed Product to End Users for use only on the View Systems' Products.

                     (b) Reseller shall distribute the Licensed Product to End Users subject to the terms and conditions of the Software License Agreement enclosed with the Licensed Product which governs its use by End Users.

         5. PAYMENT. Reseller shall pay all charges due hereunder in accordance with the payment terms established by View Systems for Reseller's order. Payment shall be made as shown on the invoice. View Systems may impose a late payment charge of one and one-half percent (1 1/2%) per month on overdue amounts.

         6. MARKETING POLICIES. Reseller will at all times maintain adequate demonstration capability, and will promote vigorously and effectively the sale of View Systems' Products, in conformity with View Systems' established marketing policies and programs. Reseller will use its best efforts to sell View Systems' Products to end-users providing satisfactory consumer service throughout Reseller's primary marketing area. Reseller is authorized to enter into written agreements with its end users relating to the purchase, resale and service of View Systems' Products on forms approved by View Systems for this purpose.

         7. MERCHANDISING POLICIES. View Systems will provide Reseller with merchandising assistance from time to time in the



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form of advertising programs, product and sales training and sales promotions.
Reseller agrees to fully use such assistance in carrying out View Systems' merchandising and sales promotion policies.

         8. SALES POLICIES. Sales quotas, giving reasonable regard to past performance and market potential of View Systems' Products, may be established by View Systems from time to time. Reseller agrees to employ sales personnel of demonstrated capacity to attain such quotas and consents to rewards directly to such personnel by View Systems in recognition of superior performance.

         Reseller will maintain such technical support, sufficient to provide first line support to customers, including installation, training of operators and repair all manufacturers products. View Systems agrees to provide training for this purpose at its facilities in Columbia, Maryland, at no cost to Reseller. Reseller is responsible for all travel and living expenses associated with such training.

         9. ADVERTISING POLICIES. View Systems will cooperate with Reseller and its dealers in providing for continuous and effective advertising and promotion of View Systems' Products throughout Reseller's principal marketing area, and Reseller agrees at Reseller's expense to participate in, actively promote and faithfully comply with the terms and conditions of such cooperative advertising and merchandising programs as View Systems may establish and offer to Reseller from time to time. Nothing herein shall prevent Reseller from independently advertising and marketing the View Systems' Products, provided the form and content of the advertising or marketing materials are approved by View Systems in advance. If Reseller is using View Systems' advertising material, no preapproval is necessary. If Reseller is using Reseller's own advertising material, Reseller shall provide it first to View Systems and the material shall be deemed approved unless View Systems communicates its disapproval within 72 hours of receiving the advertising material for review.

         10. PRODUCT WARRANTY POLICIES. In the event that any of View Systems' Products are proved to View Systems' satisfaction to have been defective at time of sale to Reseller, View Systems will make an appropriate adjustment in the original sales price of such product or, at View Systems' election, replace the defective product. View Systems shall provide to Reseller information with respect to View Systems' limited warranty extended to the original consumer of View Systems' Products. VIEW SYSTEMS MAKES NO WARRANTY TO RESELLER WITH RESPECT TO THE PRODUCTS, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         11. INDEMNIFICATION.


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         A. View Systems agrees to protect Reseller and hold Reseller harmless from any loss or claim arising out of defects in any of View Systems' Products existing at the time such product is sold by View Systems to Reseller, provided that Reseller gives View Systems immediate notice of any such loss or claim and cooperates fully with View Systems in the handling thereof.

         B. Reseller agrees to protect View Systems and hold View Systems harmless from any loss or claim arising out of the negligence of Reseller, Reseller's agents, employees or representatives in the installation, use, sale or servicing of View Systems' Products or arising out of any representation or warranty made by Reseller, its agents, employees or representatives with respect to View Systems' Products that exceeds View Systems' limited warranty.

         12. ORDER PROCESSING AND RETURNS.

         A. View Systems will employ its best efforts to fill Reseller's orders promptly on acceptance, but reserves the right to allot available inventories among Resellers at its discretion.

         B. Except for View Systems' products that are defective at the time of sales to Reseller, View Systems shall not be obligated to accept any of View Systems' Products that are returned. In the event such returns are accepted, View Systems may impose a reasonable restocking charge.

         C. View Systems shall confirm all orders for product using an order confirmation form substantially in the form of the attached order confirmation form, which order confirmation form shall incorporate by reference the terms and conditions of this Agreement. Prior to shipment of product to Reseller, Reseller shall provide View Systems with such downpayment as shall be established by View Systems.

         13. FINANCIAL POLICIES. Reseller acknowledges the importance to View Systems of Reseller's sound financial operation and Reseller expressly agrees that it will:

         A. Maintain and employ in connection with Reseller's business and operations under this Agreement such working capital and net worth as may be required to enable Reseller properly and fully to carry out and perform all of Reseller's duties, obligations and responsibilities under this Agreement;

         B. Pay promptly all amounts due View Systems in accordance with terms of sale extended by View Systems from time to time; provided however that if Reseller fails to pay any amounts when due, View Systems shall be entitled to cancel or delay orders which



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it has accepted or refuse to accept any further orders.

         C. Furnish View Systems with financial statements in such form as View Systems may reasonably require from time to time for credit purposes; and

         D. Furnish, at View Systems' request, a detailed reconciliation of View Systems' statements of account with Reseller's records, listing all differences, and showing net amount Reseller acknowledges to be due View Systems.

         In addition to any other right or remedy to which View Systems may be entitled, shipments may be suspended at View Systems' discretion in the event that Reseller fails to promptly and faithfully discharge each and every obligation in this Section.

         14. USE OF VIEW SYSTEMS' NAME. Reseller will not use, authorize or permit the use of, the name "View Systems" or any other trademark or trade name owned by View Systems as part of its firm, corporate or business name in any way. Reseller shall not contest the right of View Systems to exclusive use of any trademark or trade name used or claimed by View Systems. Reseller may, subject to View Systems' policies regarding reproduction of same, utilize View Systems' name, trademarks or logos in advertising on stationery and business cards.

         15. RELATIONSHIP OF THE PARTIES. The relationship between View Systems and Reseller is that of vendor and vendee. Reseller, its agents and employees shall, under no circumstances, be deemed employees, agents or representatives of View Systems. Reseller will not modify, or reverse engineer or decompile any of View Systems' Products without written permission from View Systems. Neither Reseller nor View Systems shall have any right to enter into any contract or commitment in the name of, or on behalf of the other, or to bind the other in any respect whatsoever.

         16. TERM AND TERMINATION. Unless earlier terminated as provided below, the term of this Agreement shall commence upon execution of this Agreement and shall continue until 1 year thereafter, after which it shall automatically renew for successive 1 year periods unless terminated by either party on at least ninety (90) days prior notice.

         A. View Systems may terminate at any time by written notice given to Reseller not less than ninety (90) days prior to the effective date of such notice in the event View Systems decides to terminate all outstanding Reseller agreements for View Systems' Products and to offer a new or amended form of Reseller agreement.

         B. View Systems may terminate this Agreement upon notice to Reseller, upon any of the following events: (1) failure of



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Reseller to fulfill or perform any one of the duties, obligations or responsibilities of Reseller in this Agreement, which failure is not cured with ten (10) days notice from View Systems; (2) any assignment or attempted assignment by Reseller of any interest in this agreement or delegation of Resellers obligations without View Systems' written consent; (3) any sale, transfer or relinquishment, voluntary or involuntary, by operation of law or otherwise, of any material interest in the direct or indirect ownership or any change in the management of Reseller; (4) failure of Reseller for any reason to function in the ordinary course of business; (5) conviction in a court of competent jurisdiction of Reseller, or a manager, partner, principal officer or major stockholder of Reseller for any violation of law tending, in View Systems' opinion, to affect adversely the operation or business of Reseller or the good name, goodwill, or reputation of View Systems, products of View Systems, or Reseller; or (6) submission by Reseller to View Systems of false or fraudulent reports or statements, including, without limitation, claims for any refund, credit, rebate, incentive, allowance, discount, reimbursement or other payment by View Systems.

         17. OBLIGATIONS ON TERMINATION. On termination of this Agreement, Reseller shall cease to be an authorized Reseller of View Systems and:

         A. All amounts owing by Reseller to View Systems shall, notwithstanding prior terms of sale, become immediately due and payable;

         B. All unshipped orders shall be cancelled without liability of either party to the other, provided that View Systems shall refund any deposits that Reseller has deposited with View Systems for the purchase of products;

         C. Reseller will resell and deliver to View Systems on demand, free and clear of liens and encumbrances, such of View Systems' Products and materials bearing View Systems' name as View Systems shall elect to repurchase, at a mutually agreed price, but not in excess of View Systems' current price to Resellers for such products and materials, provided that View Systems shall not be obligated to pay Reseller for any item originally provided free of charge; and

         D. Neither party shall be liable to the other because of such termination for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales, or on account of expenditures, investments, lease or commitments in connection with the business or good will of View Systems or Reseller or for any other reason whatsoever growing out of such termination.


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         18. USE OF NAME PROHIBITED. On termination of this Agreement, Reseller will remove and not thereafter use any sign containing any trade name, logo or trademark of View Systems including, but not limited to, View Systems, and will immediately destroy all stationery, advertising matter and other printed matter in its possession or under its control containing such name, or any of View Systems' trademarks, trade names or logos. Reseller will not at any time after such termination use or permit any such trademark, trade name or logo to be used in any manner in connection with any business conducted by it or in which it may have an interest, or otherwise whatsoever as descriptive of or referring to anything other than merchandise or products of View Systems. Regardless of the cause of termination, Reseller will immediately take all appropriate steps to remove and cancel its listings in telephone books, and other directories, and public records, or elsewhere that contain the View Systems' name, logo or trademark. If Reseller fails to obtain such removals or cancellations promptly, View Systems may make application for such removals or cancellations on behalf of Reseller and in Reseller's name and in such event Reseller will render every assistance.

         19. ACKNOWLEDGMENTS. Each party acknowledges that no representation or statement, and no understanding or agreement, has been made, or exists, and that in entering into this Agreement each party has not relied on anything done or said or on any presumption in fact or in law, (1) with respect to this Agreement, or to the duration, termination or renewal of this Agreement, or with respect to the relationship between the parties, other than as expressly set forth in this Agreement; or (2) that in any way tends to change or modify the terms, or any of them, of this Agreement or to prevent this Agreement becoming effective; or (3) that in any way affects or relates to the subject matter hereof. Reseller also acknowledges that the terms and conditions of this Agreement, and each of them, are reasonable and fair and equitable.

This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

         20. ASSIGNMENT. Neither this Agreement nor any interest in this Agreement may be assigned by Reseller without the prior express written approval of View Systems, which may be withheld by View Systems at View Systems' absolute discretion.

         21. NO IMPLIED WAIVERS. Except as expressly provided in this Agreement, waiver by either party, or failure by either party to claim a default, of any provision of this Agreement shall not be a waiver of any default or subsequent default.


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         22. NOTICES. Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services;

         If to View Systems:        View Systems, Inc., c/o AL Jiranek
                                    9693 Gerwig Lane, Suite O
                                    Columbia, MD 21046

         If to Reseller:            O-Tech International, Ltd.,
                                    6862 Elm Street, Suite 350
                                    McLean, Virginia 22101

         22. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the state of Maryland. All disputes under this Agreement shall be resolved in the Federal District Court in Baltimore or State Court in Howard County, Maryland, and both parties consent to resolution of disputes under this agreement in those forums.

         23. SEVERABILITY; INTEGRATION. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included. This agreement constitutes the final agreement of the parties with respect to the subject matter herein and merges all prior and contemporary communications or agreement of the parties. This Agreement may be amended only in writing.

         24. HEADINGS. Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


VIEW SYSTEMS, INC.                               O-Tech International, Ltd.
By: ______________________________               By: __________________________
    David Bruggeman                              Name:
        VP                                       Title:



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                             ORDER CONFIRMATION FORM


        ------------------------------------ -----------------------------------
        Company Name:                        Sales & Use Tax License
                                             Number:
        ------------------------------------ -----------------------------------
        Company Address:                     Software Version:

                                             -----------------------------------
                                             Order Date:

        ------------------------------------ -----------------------------------
        Telephone and Fax Number:            Sales Representative:

        ------------------------------------ -----------------------------------



             TERMS:          DOMESTIC:       50% Down Prior to Shipment, Balance
        Due On Shipment, F.O.B. Destination
                        INTERNATIONAL:    Wire Transfer for orders, F.O.B.
                Destination;
                15% Restocking charge on returned merchandise. This Order incorporates the terms and conditions of the Non-Exclusive Reseller Agreement between View Systems and Company

SPECIAL
        INSTRUCTIONS:___________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________


Approved By:_____________________              Approved By:_____________________
            Bruce Lesniak, Sr. VP                          Andrew L. Jiranek, VP



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

Model                 Description                                                         Quantity       Price      Extended
Number                                                                                                              Price
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-4          Remote Interactive Video System

                      Remote Monitor Control Unit with 4 Video Channels and 4 Audio
                      Channels and Remote Monitor Computer Software
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-8          Remote Interactive Video System

                      Remote Monitor Control Unit with 8 Video Channels and 8 Audio
                      Channels and Remote Monitor Computer Software
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-15         Remote Interactive Video System

                      Remote Monitor Control Unit with 15 Video Channels and 15 Audio
                      Channels and Remote Monitor Computer Software
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-8-D        Deployable Remote Interactive Video System
                      Includes the same features as the SecureView-8 (above) in a portable carrying case
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-10         7 Port Audio/Video Expansion Module

                      (available with SecureView-8, SecureView-15 Only)
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-12         Recordable Capacity Expansion Module

                      Additional features which permit up to 21 days of additional recording
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-40         Pan-Tilt-Zoom Option Kit

                      RS-232 to RS-422/485 Converter with PTZ Control Software
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-41         Pan-Tilt-Zoom Camera Module

                      RS-422/485 to RS-232 Converter
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-50         ViewAlarm - Alarm & Relay Control Unit

                      8 Alarm Inputs, 8 Outputs, 8 Relays
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-51         ViewAlarm - Alarm & Relay Control Unit Expansion Module 8
                      additional I/O Ports and 8 additional Relays
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-99         Rack-mount kit for SecureView-8,SecureView-15
                      (with/SecureView-8 or SecureView-15 Only)
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-100        Spares Kit for SecureView-4
                      One kit recommended for each 100 systems
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
SecureView-101        Spares Kit for SecureView-8, SecureView-15
                      One kit recommended for each 100 systems
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
Service Plan          Service Plan for Software
                       Entitles user to all software upgrades and enhancements for period  of one year
--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------
Other

--------------------- ----------------------------------------------------------------- -------------- ----------- ----------------



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